January 2023 Corporate Presentation Exhibit 99.2

Forward-Looking Statements This presentation contains "forward-looking" statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our business strategy, objectives and opportunities. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements, including, but not limited to: our plans and expectations for commercializing LIVMARLI in the United States and rest of world; the costs of our commercialization plans and development programs, and the financial impact or revenues from any commercialization we undertake; estimates of the number of patients impacted by ALGS, PFIC or related diseases and who are appropriate for treatment with LIVMARLI at optimal clinical doses; the potential benefits of LIVMARLI and our product candidates; the potential benefits of our business model and expected growth; our ability to obtain necessary regulatory approvals for our product candidates and, if and when approved, market acceptance of our products; our dependence on third-party clinical research organizations, manufacturers, suppliers and distributors; the design, implementation, timelines and outcomes of our clinical trials; the impact of competitive products and therapies; our ability to obtain necessary additional capital; our ability to attract and retain key employees; our ability to manage the growth and complexity of our organization; our ability to maintain, protect and enhance our intellectual property; and our ability to continue to stay in compliance with applicable laws and regulations. You should refer to the section entitled “Risk Factors” set forth in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings we make with the Securities and Exchange Commission (SEC) from time to time for a discussion of important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update any forward-looking statements after the date of this presentation except as may be required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. We use our website (www.mirumpharma.com), LinkedIn page (www.linkedin.com/company/mirum-pharmaceuticals), and Twitter account (https://twitter.com/mirumpharma) as channels of distribution of information about our company, product candidates, planned announcements, attendance at upcoming conferences and other matters. Such information may be deemed material information and we may use these channels to comply with our disclosure obligations under Regulation FD. Therefore, investors should monitor our website, LinkedIn page, Twitter account in addition to following our SEC filings, press releases, public conference calls and webcasts.

LIVMARLI approved for cholestatic pruritus In Alagille Syndrome Robust Pipeline Strong Team and Balance Sheet Leading the Way in Rare Diseases Delivering remarkable treatments to patients in need worldwide

What Sets Mirum Apart 1 Cash, cash equivalents, restricted cash equivalents and investments; Estimate as of December 31, 2022, preliminary and unaudited and are subject to completion of financial closing procedures. Additional information and disclosure would be required for a more complete understanding of the company's financial position and results of operations as of December 31, 2022. Efficient business model generating topline growth with multiple near-term value catalysts $76 Million1  Anticipated total revenue 2022 Rare Disease Commercial Excellence 4 Late-Stage Indications Strategic Investment ~$252M1 Strong balance sheet Deliver on Financial Goals DELIVERING LIFE-CHANGING RARE DISEASE MEDICINES Several catalysts in 2023 Global LIVMARLI approvals to drive further topline growth Q4 net product sales $27 million, including $5 million international1 US business positioned for 50% year over year growth in 2023 International markets launching Commercial business cash flow positive Operating expenses expected to be stable into 2023

IBAT Inhibition Targets Bile Acids in Cholestasis Cholestatic Liver Disease Abbreviation: IBAT - Ileal Bile Acid Transporter IBATi Reduces Bile Acids IBATi Clinical Impacts Inhibits reuptake by IBAT Interrupts recirculation of bile acids Increases fecal bile acid excretion Serum bile acid reductions Improvements in pruritus, growth, QoL Transplant free survival improvement Settings of bile acid disruption Significant clinical burden Poor outcomes

Commercial-Stage with Pipeline of Growth Opportunities

LIVMARLI launched, 4 additional indications under development in high-need orphan indications

LIVMARLI (maralixibat) Oral Solution	Preclinical	Phase 1	Phase 2b/Phase 3	Approved
Alagille syndrome*	FDA & EMA Approved			
Progressive Familial Intrahepatic Cholestasis	MARCH-PFIC, Primary and key secondary endpoints met			
Biliary Atresia	EMBARK, H2 2023 data			

Volixibat	Preclinical	Phase 1	Phase 2b/Phase 3	Approved
Primary Sclerosing Cholangitis	VISTAS, interim data mid-2023			
Primary Biliary Cholangitis	VANTAGE, interim data in H2 2023			

*Received U.S. FDA approval for cholestatic pruritus in patients with ALGS one year of age and older.
European Commission has granted marketing authorization for LIVMARLI® (maralixibat) oral solution for the treatment of cholestatic pruritus in patients with Alagille syndrome (ALGS) two months of age and older.

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Long-term data set showing significant effects on pruritus and event-free survival LIVMARLI® (maralixibat) oral solution for ALGS

ALGS: A Debilitating Disease with Severe Cholestasis  Kamath BM, et al. J Pediatr Gastroenterol Nutri. 2018, Kamath BM et al, Liver Transpl 2012, Vandriel SM, et al. EASL 2020 (oral presentation), Mirum market research and company estimates Genetic disease leading to severe cholestasis, unbearable pruritus and multi-system effects 4k-5.5k Children in the U.S. & EU 88% Affected by cholestatic pruritus; leading indication for liver transplant 6 in 10 Children progress to transplant or death by adulthood

LIVMARLI Worldwide ALGS Commercialization Approved in the United States and Europe 1 Estimate as of December 31, 2022, preliminary and unaudited Launch Q4 2021 2022 Estimate 2023 Continued US & International growth Multiple Drivers of Commercial Growth Total Net Product Sales US business positioned for 50% growth in 2023 Continued growth in new patient Rx European Launches throughout 2023 Broad global coverage with partners and distributors $74.0M1 Commercial business cash flow positive, patent coverage to 2040

LIVMARLI US Commercialization Strategy Awareness & Use Disease education, unmet need and LIVMARLI clinical data Mirum Access Plus Prescription to fill, reimbursement, exclusive specialty pharmacy Long-term Support Dedicated case management to support adherence, outcomes Comprehensive support from first engagement through initial prescription and continued use www.LIVMARLI.com

ICONIC: ALGS Pivotal Study Showing Significant Long-term Benefit Gonzales et al., Lancet 2021; 398: 1581–92 Highly significant, clinically meaningful and sustained improvements in pruritus from baseline *Denotes statistical significance, 95% CI excludes zero (compared with baseline, overall population). †The maralixibat, placebo, maralixibat group (n=16) received placebo during the randomised withdrawal period (purple-shaded area),  whereas the maralixibat treatment group (n=13) continued to receive maralixibat. ** p<0.001  ** View data published in recent article in The Lancet

Significant Improvement in Event-Free Survival in Patients with ALGS Treated with LIVMARLI Compared to Untreated Cohort Hansen BE, et al. Presentation. AASLD 2021. CI: confidence interval; EFS: event-free survival; HR: hazard ratio; MRX: maralixibat; SAP: statistical analysis plan. *Cox regression models: Primary: Cox regression – effect of MRX vs. GALA log likelihood test adjusted for age, sex, bilirubin, and ALT (according to SAP) 6-year analysis demonstrates a 70% reduction for clinical outcomes vs natural history control from the GALA database EFS: liver transplantation, biliary diversion surgery, hepatic decompensation, or death AASLD 2021 Best of Liver Meeting View the AASLD presentation

LIVMARLI Well-Characterized Safety Profile LIVMARLI Prescribing Information Safety Data of LIVMARLI in ALGS Includes 5 Years of Follow-up from 3 Randomized Studies Events observed over 5% of patients Number of events per 100 person-years Diarrhea 41.6 Abdominal pain 38.6 Vomiting 19.8 Nausea 2.9 Fat-soluble vitamin deficiency 11.1 Transaminase increased 6.9 GI bleeding 3.8 Bone fractures 3.3

Phase 3 MARCH-PFIC Study: Highly statistically significant effects in All-PFIC LIVMARLI (maralixibat) for PFIC

PFIC: Progressive Diseases of Bile-Related Transporters

Progressive Familial Intrahepatic Cholestasis (PFIC)

- Genetic disease of bile transporters, resulting in cholestasis
- Severe pruritus, common indication for surgery or liver transplant
- ~20% transplant-free survival at 18 years of age
- Incidence of 1:50,000 to 1:100,000 births

PFIC sub-types impact different transporters. PFIC2 is the most common.


Cholesterol
Bile acid
FIC1
BSEP
MDR3
PFIC1
PFIC2
PFIC3
Hepatocyte
Canalicular membrane

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Positive Phase 3 Data Across Broad Spectrum of PFIC Subtypes

Significant Pruritus Improvements in All-PFIC Patients

(PFIC1, PFIC2, PFIC3, PFIC4, PFIC6)



LIVMARLI (n=33)
Placebo (n=31)
Change from baseline in pruritus morning score (ItchRO[Obs])
0.0
-0.5
-1.0
-1.5
-2.0
-1.8
-0.6

Δ: -1.17 (-1.705, -0.642)[#]
p < 0.0001*

Proportion of pruritus score assessments ≤ 1 point:

62% LIVMARLI vs 28% placebo
(p<0.0001)

Data are LS Mean with standard error bars. Effect size compared the difference between LIVMARLI and placebo, averaged over the last 3 time periods using a repeated measures mixed effect model.
* LIVMARLI LS Mean = Placebo LS Mean; [#]LS Mean Delta with 95% CI;

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Significant Improvements in Markers of Liver Disease

Significant Improvements in All-PFIC Patients

(PFIC1, PFIC2, PFIC3, PFIC4, PFIC6)

Serum Bile Acid



LIVMARLI (n=33)
Placebo (n=31)
Change from baseline in serum BA, µmol/L
50
0
-50
-100
-150
-200
-157
3

Δ: -160 µmol/L (-220.84, -99.97)#

p < 0.0001*

Bilirubin



LIVMARLI
Placebo
Change from Baseline, (mg/dL)##
3
2
1
0
-1
-2
-3
0 2 4 6 8 10 12 14 16 18 20 22 24 26
Study Week

Data are LS Mean with standard error bars. Effect size compared the difference between LIVMARLI and placebo, averaged over the last 3 time periods using a repeated measures mixed effect model.

* LIVMARLI LS Mean = Placebo LS Mean; #LS Mean Delta with 95% CI; ## Data are mean with standard error bars

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Summary of Treatment Emergent Adverse Events Diarrhea was predominantly mild with no severe events, and transient with a median duration of 5.5 days One patient had a treatment emergent adverse event of mild diarrhea that led to discontinuation Treatment Emergent Adverse Event (TEAE) LIVMARLI (n=47) Placebo (n=46) Any TEAE, n (%) 47 (100%) 43 (93.5%) Severe TEAE, n (%) 3 (6.4%) 3 (6.5%) Serious TEAE, n (%) 5 (10.6%) 3 (6.5%) TEAE leading to discontinuation, n (%) 1 (2.1%) 0 TEAE leading to death, n (%) 0 0 Most common TEAE diarrhea, n (%) 27 (57.4%) 9 (19.6%)

sBA Response Associated with Transplant-Free Survival Loomes K et al, Hepatology Communications 2022 *NAPPED criteria (van Wessel et al, 2021): sBA responders defined as having an average sBA of <102 μmol/L (if baseline sBA ≥102 μmol/L), OR a ≤-75% average percent change from baseline INDIGO Phase 2: 100% 5yr transplant free survival in sBA responders Time from enrollment (weeks) TFS (%) 100 60 40 20 80 10 30 50 70 90 0 52 208 260 312 104 156 Log-Rank p=0.0006 sBA Responders

Phase 2b in post-Kasai (HPE) Biliary Atresia: Data 2H 2023 LIVMARLI (maralixibat) for Biliary Atresia

Biliary Atresia: Severe Cholestasis Leading to Transplantation

mirum

Leading cause of pediatric liver transplant, rapidly progressing cholestatic disease

Substantial opportunity in biliary atresia

- Annual incidence roughly 380-600 in US/EU[1]
- Fatal without Kasai procedure (HPE), standard of care within the first months of life
- Bile accumulation in the liver leads to liver damage and transplantation
- No approved medications

Elevated bilirubin and sBA highly correlated with poor outcomes

Bilirubin[2]

Bilirubin 3mo post HPE	24mo Native Liver Survival (%)
<2 mg/dl	84%
2-6mg/dl	40%
>6mg/dl	**16%**

sBA[3]

sBA 6mo post HPE	Transplant/Death (%) (144mo post HPE)
<40 umol/L	2.3%
>40 umol/L	**32.3%**

[1] 0.5 to 0.8 per 10,000 live births, Sanchez-Valle et al , Advances in Pediatrics 2017; [2]Shneider et al, J Pediatr. 2006; [3]Harpavat et al, AASLD 2020

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Enrolling EMBARK Study in Biliary Atresia Primary endpoint data expected in 2H 2023 Biliary Atresia patients ≤3 months age at HPE N~72 Open Label Long Term Extension 6mo Day 1 +18mo Primary Endpoint Change in total bilirubin Secondary Endpoints Change in serum bile acid Bilirubin normalization Biomarkers of liver injury Safety Transplant-free survival & key liver events 6mo changes in total bilirubin and sBA: a leading indicator of efficacy on key markers of disease progression Outcomes will be assessed in Open Label Long Term Extension

IBATi for Cholestasis in Adults Volixibat

VOLIXIBAT: Targeting Adult Cholestasis Highly active on bile pathway; 48-week safety data in prior studies ~29,000 cases in US No approved therapies Pruritus: Potential Registration Endpoint 130,000 Cases in US No approved therapies for pruritus Pruritus: Potential Registration Endpoint PSC Primary Sclerosing Cholangitis PBC Primary Biliary Cholangitis Volixibat Phase 2b Studies VANTAGE EVALUATING THE SAFETY AND EFFICACY OF VOLIXIBAT IN PATIENTS WITH ITCH CAUSED BY PBC Interim Analysis mid-2023 Interim Analysis 2H 2023

PSC & PBC: Immuno-inflammatory Rare Liver Disease Elevated Bile Acid Levels Drive Severe Symptom Burden and Progressive Liver Disease Bile Acid accumulation associated with: Severe symptomatic burden Inflammation and fibrosis of bile ducts and liver Progressive liver damage IBATi Proof of Mechanism: Reductions in pruritus and sBA in PSC & PBC VLX: Reductions in pruritus and sBA in ICP PSC: bile ducts inside and outside of the liver; IBD common VISTAS Phase 2b enrolling Bile Acid Overload Obstruction of bile flow via impairment intrahepatic and extrahepatic bile ducts PBC: bile ducts inside the liver Phase 2b enrolling

Volixibat Clinical Studies: PSC and PBC

PSC

vistas
EFFICACY & SAFETY OF VOLIXIBAT IN THE TREATMENT OF CHOLESTATIC PRURITUS IN PATIENTS WITH PSC

Day 1 — 28wk — Up to 2yrs

PSC patients with moderate-to-severe pruritus
N~120

VLX Open Label Extension

Blinded interim analysis Mid-year 2023:
n~45, Dose Selection

Confirmatory Analysis n~120

PBC

VANTAGE
EVALUATING THE SAFETY AND EFFICACY OF VOLIXIBAT IN PATIENTS WITH ITCH CAUSED BY PBC

Day 1 — 28wk — Up to 2yrs

PBC patients with moderate-to-severe pruritus
N~260

VLX Open Label Extension

Interim analysis H2 2023:
n~60, Dose Selection

Confirmatory Phase n~200

Primary Endpoint
- Change in pruritus from BL 28wk

Secondary Endpoints
- Safety & tolerability
- Markers of disease and QoL

Long Term Assessments
- Changes in pruritus and QoL
- Markers of disease progression
- Safety

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Leading the way in rare liver disease Mirum

Opportunity to Significantly Expand in Pipeline Indications PATIENT POPULATION ALGS ALGS ALGS +PFIC +BA PFIC BA FDA and EMA approved Pediatric indications Pediatric indications + adult indications >20x increase  +VOLIXIBAT   (PSC, PBC)

Mirum: Multiple Near-Term Transformative Milestones in 2023 Potential ALGS partner market approvals* (Q4 ’22+) MARCH-PFIC Phase 3 Met primary and key secondary endpoints ALGS EU approval LIVMARLI VOLIXIBAT EMBARK (BA) Phase 2 data (H2 ’23) EU Commercial Launch (Q1 ‘23) PFIC FDA sNDA Filing (Q1 ‘23) VISTAS (PSC) interim analysis (mid ’23) VANTAGE (PBC) interim analysis (H2 ’23)

Recent Company Highlights

Strong Financial Position and Continued Progress Executing on Our Strategy

Financial Highlights

- Anticipated fourth quarter 2022 net product sales $27M and $76M in total revenue full year 2022[1]
- US business positioned to grow 50% year over year in 2023; international markets launching
- Continued stable operating expenses; Commercial business cash flow positive
- Cash, cash equivalents, restricted cash equivalents and investments of ~$252M[1]

Track Record of Execution

- European Commission granted marketing authorization for LIVMARLI® (maralixibat) oral solution for the treatment of cholestatic pruritus in patients with Alagille syndrome (ALGS) two months of age and older
- Advancing global commercial expansion
  - Launch ready in EU; First launch in Germany expected Q1 2023
  - Global Partner Markets and Distributor Partners: Approval of LIVMARLI for cholestatic pruritus in patients with ALGS in Israel
- Announced positive topline data from Phase 3 trial evaluating LIVMARLI in patients with PFIC; study met primary and secondary endpoint in All-PFIC cohort; sNDA submission planned Q1 2023
- Continued data generation supporting LIVMARLI's benefits on transplant-free survival, growth, QoL and safety

[1]As of December 31, 2022; preliminary and unaudited and are subject to completion of financial closing procedures. Additional information and disclosure would be required for a more complete understanding of the company's financial position and results of operations as of December 31, 2022.

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LIVMARLI approved for cholestatic pruritus In Alagille Syndrome Robust Pipeline Strong Team and Balance Sheet Leading the Way in Rare Diseases Delivering remarkable treatments to patients in need worldwide

Thank you! ©2023 Mirum Pharmaceuticals, Inc. All rights reserved. All service marks, trademarks and tradenames appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and tradenames referred to in this presentation appear without the ® and ™ symbols, but those references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights, or the right of the applicable licensor to these trademarks and tradenames. The information herein is for informational purposes only and represents the current view of Mirum Pharmaceuticals, Inc. as of the date of this presentation (or as of an earlier date if specifically noted).

LIVMARLI (maralixibat) oral solution Important Safety Information Important Safety Information LIVMARLI can cause serious side effects, including: Changes in liver tests: Changes in certain liver tests are common in patients with Alagille syndrome but may worsen during treatment with LIVMARLI. These changes may be a sign of liver injury and can be serious. Your health care provider should do blood tests before starting and during treatment to check your liver function. Stomach and intestinal (gastrointestinal) problems: LIVMARLI can cause stomach and intestinal problems, including diarrhea, stomach pain, and vomiting during treatment. Fat Soluble Vitamin Deficiency: This vitamin deficiency is common in patients with Alagille syndrome but may worsen during treatment.